77C Matters submitted to a vote of security holders

Liberty Tax-Managed Aggressive Growth Fund

(a) On September 26, 2001, a Special Meeting of Shareholders of Liberty Tax-Managed Aggressive Growth Fund (Fund) was held to approve the following item, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 2,644.375.158 outstanding shares of beneficial interest. The vote cast at the Meeting was as follows:

(b)   Not applicable

(c) To approve a new Investment Advisory Agreement with Stein Roe & Farnham Incorporated.

       For:          2,138,590.339     shares of beneficial interest being a
                                       majority of the shares represented
                                       at the Meeting
      Against:        16,213.541       shares of beneficial interest
      Abstain:         50,468.686      shares of beneficial interest


 (d) not applicable



77C Matters submitted to a vote of security holders cont'd

Liberty Tax-Managed Growth Fund

(a) On September 26, 2001, a Special Meeting of Shareholders of Liberty Tax-Managed Growth Fund (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 43,011,156.963 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:

(b)   Not applicable

(c)(1) To approve a new Investment Advisory Agreement with Stein Roe & Farnham Incoporated.

       For:          30,380,038.448    shares of beneficial interest being a
                                       majority of the shares represented
                                       at the Meeting
      Against:        373,317.037      shares of beneficial interest
      Abstain:        897,429.048      shares of beneficial interest

(c)(2) To approve a new Sub Advisory Agreement with Stein Roe Investment Counsel LLC.

For:                  30,366,759.685    shares of beneficial interest being a
                                        majority of the shares represented
                                        at the Meeting
      Against:        406,530.031       shares of beneficial interest
      Abstain:         877,491.817      shares of beneficial interest

 (d) not applicable


77C Matters submitted to a vote of security holders cont'd

Liberty Tax-Managed Growth Fund II

(a) On September 26, 2001, a Special Meeting of Shareholders of Liberty Tax-Managed Growth Fund II (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 8,033,538.085 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:

(b)   Not applicable

(c)(1) To approve a new Investment Advisory Agreement with Stein Roe & Farnham Incorporated.

       For:            5,964,853.401    shares of beneficial interest being a
                                        majority of the shares represented
                                        at the Meeting
      Against:        133,513.401       shares of beneficial interest
      Abstain:        109,195.694       shares of beneficial interest

(c)(2) To approve a new Sub Advisory Agreement with Stein Roe Investment Counsel, LLC.

For:                  5,930,394.939     shares of beneficial interest being a
                                        majority of the shares represented
                                        at the Meeting
      Against:        151,050.520       shares of beneficial interest
      Abstain:        126,117.037       shares of beneficial interest

 (d) not applicable


Liberty Tax-Managed Value Fund

(a) On September 26, 2001, a Special Meeting of Shareholders of Liberty Tax-Managed Value Fund (Fund) was held to approve the following item, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 9,831,965.590 outstanding shares of beneficial interest. The vote cast at the Meeting was as follows:

(b)   Not applicable

(c) To approve a new Investment Advisory Agreement with Stein Roe & Farnham Incorporated.

       For:          7,473,473.166      shares of beneficial interest being a
                                        majority of the shares represented
                                        at the Meeting
      Against:        140,826.391       shares of beneficial interest
      Abstain:        158,304.039       shares of beneficial interest


 (d) not applicable


(proxy statement incorporated herein by reference to Accession number 0000950135-01-502257)
(proxy statement incorporated herein by reference to Accession number 000021847-01-500133)

77Q- Exhibits - Management Agreements

                        LIBERTY TAX-MANAGED GROWTH FUND

                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 1, 2001, between LIBERTY FUNDS TRUST I, a Massachusetts business trust ("Trust"), with respect to LIBERTY TAX-MANAGED GROWTH FUND ("Fund"), and STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation ("Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate to an affiliate the responsibility for placing orders to effect the investment of the Fund's available cash pursuant to written instructions of the Advisor.

2.   In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.60% of the average daily net assets of the Fund.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until July 31, 2003 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.   This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

LIBERTY FUNDS TRUST I
on behalf of LIBERTY TAX-MANAGED GROWTH FUND



By: ________________________________________________
     William J. Ballou
     Secretary


STEIN ROE & FARNHAM INCORPORATED



By:_________________________________________________
     William J. Ballou
     Assistant Secretary


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                       LIBERTY TAX-MANAGED GROWTH FUND II

                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 1, 2001, between LIBERTY FUNDS TRUST I, a Massachusetts business trust ("Trust"), with respect to LIBERTY TAX-MANAGED GROWTH FUND II ("Fund"), and STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation ("Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate to an affiliate the responsibility for placing orders to effect the investment of the Fund's available cash pursuant to written instructions of the Advisor.

2.   In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.80% of the first $500 million of the average daily net assets of the Fund and 0.75% in excess of $500 million.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until July 31, 2003 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.   This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

LIBERTY FUNDS TRUST I
on behalf of LIBERTY TAX-MANAGED GROWTH FUND II


By: ________________________________________________
     William J. Ballou
     Secretary


STEIN ROE & FARNHAM INCORPORATED



By:_________________________________________________
     William J. Ballou
     Assistant Secretary


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.
                  LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND

                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 1, 2001, between LIBERTY FUNDS TRUST I, a Massachusetts business trust ("Trust"), with respect to LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND ("Fund"), and STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation ("Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate to an affiliate the responsibility for placing orders to effect the investment of the Fund's available cash pursuant to written instructions of the Advisor.

2.   In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.80% of the average daily net assets of the Fund.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until July 31, 2003 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.   This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

LIBERTY FUNDS TRUST I
on behalf of LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND



By: ________________________________________________
     William J. Ballou
     Secretary


STEIN ROE & FARNHAM INCORPORATED



By:_________________________________________________
     William J. Ballou
     Assistant Secretary


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.


                         LIBERTY TAX-MANAGED VALUE FUND

                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 1, 2001, between LIBERTY FUNDS TRUST I, a Massachusetts business trust (Trust), with respect to LIBERTY TAX-MANAGED VALUE FUND "Fund", and STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation "Advisor".

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate to an affiliate the responsibility for placing orders to effect the investment of the Fund's available cash pursuant to written instructions of the Advisor.

2.   In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.80% of the average daily net assets of the Fund.

5. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

6.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until July 31, 2003 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

7.       This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     LIBERTY FUNDS TRUST I
     on behalf of LIBERTY TAX-MANAGED VALUE FUND

By: ________________________________________________
      William J. Ballou
      Secretary

STEIN ROE & FARNHAM INCORPORATED

By:_________________________________________________
     William J. Ballou
     Assistant Secretary

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.


77Q- Exhibits - Sub-Advisory Agreements

                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT, dated this 1st day of November, 2001, by and between STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation (the "Adviser") and STEIN ROE INVESTMENT COUNSEL LLC, a Delaware limited liability company (the "Sub-Adviser").

                                   WITNESSETH:

         WHEREAS, the Adviser provides Liberty Tax-Managed Growth Fund (the "Fund"), a series of Liberty Funds Trust I (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions of an investment advisory agreement dated November 1, 2001 (the "Agreement") between the Adviser and the Trust, on behalf of the Fund; and

         WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         1. Duties of the Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of the assets of the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement") as provided by the Adviser to the Sub-Adviser and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

     Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

         2. Certain Information to the Sub-Adviser. Copies of the Prospectus, the Statement, and the Trust's Declaration of Trust have been or will be delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus, the Statement, and the Trust's Declaration of Trust. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto. The Sub-Adviser will be entitled to rely on all documents furnished to it by the Adviser.

         3. Execution of Certain Documents. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested to execute by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

         4. Reports. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise reasonably requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may reasonably request from time to time.

         5. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser a monthly fee, payable within 10 business days after the last day of each month, composed of a basic fee and a performance adjustment. The basic fee shall be calculated at the end of each month by applying one-twelfth of the basic fee rate (0.20%) to the average of the net assets of the Fund (computed in the manner set forth in the Prospectus or Statement) determined as of the close of business on each business day throughout the month. The performance adjustment shall be determined by multiplying the basic fee by the performance adjustment rates set forth below. The resulting calculation is the total monthly fee paid by the Adviser to the Sub-Adviser. The performance adjustment rate shall be readjusted at the end of each calendar quarter based on the Fund's ranking in Morningstar, Inc.'s Large Blend category for domestic equity funds. The rates applicable to each ranking are as follows:

---------------------------------------------- -------------------------------
Morningstar Ranking                            Performance Adjustment Rate
---------------------------------------------- -------------------------------
---------------------------------------------- -------------------------------
Quartile 1                                      1.25
----------------------------------------------- -------------------------------
----------------------------------------------- -------------------------------
Quartile 2                                      1.00
----------------------------------------------- -------------------------------
----------------------------------------------- -------------------------------
Below Median                                     0.75
----------------------------------------------  -------------------------------

For the calendar quarter beginning October 1, 2001, and for each calendar quarter thereafter until April 1, 2003, the performance adjustment rate shall be the rate applicable to the Fund's Morningstar ranking for the three-year period ending on the last day of the prior calendar quarter. In the event this Agreement is terminated during any month, the basic fee rate and performance adjustment rate shall be applied to net assets averaged over that month ending on the last business day on which this Agreement is in effect. Notwithstanding the above, the annual compensation payable to the Sub-Adviser under this Agreement and the Sub-Advisory Agreement between the parties, dated November 1, 2001, with respect to Liberty Tax-Managed Growth Fund II (collectively, the "Sub-Advisory Agreements") shall not be less than $350,000 in the aggregate. If the compensation paid to the Sub-Adviser under the Sub-Advisory Agreements for any calendar year is less than $350,000 in the aggregate, the Adviser, as soon as practicable after the end of the year, shall pay the Sub-Adviser the difference between $350,000 and the amount the Adviser has paid the Sub-Adviser under the Sub-Advisory Agreements for that year. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser.

     6. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

         7. Covenants of the Sub-Adviser. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the Fund's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement as provided by the Adviser to the Sub-Adviser relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

         8. Representations, Warranties and Additional Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:
             -----------------------------------------------------------

         (a) It: (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act") and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

         (b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request.

     (c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

     (d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

                  9. Representation of the Adviser. The Adviser represents that
(i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Adviser has been duly authorized; and (iii) it will act in conformity with the Advisers Act.

                  10. Non-Exclusivity. The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands the Sub-Adviser may give advice and take action with respect to any of its other clients for its own account which may differ from the timing or nature of action taken by the Sub-Adviser, with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

                  11. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

         12. Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until July 31, 2003 and from year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Adviser on ninety days' written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

         13. Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.

         14. Certain Definitions. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities," "assignment," "control," "affiliated persons" and "interested person," when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

         15. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Adviser or Sub-Adviser pursuant to Sections 8 and 9 hereof shall survive for the duration of this Agreement and the representing party shall immediately notify, but in no event later than five (5) business days, the other party in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         16. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

                                     STEIN ROE & FARNHAM INCORPORATED

                                            By:  ___________________________
                                                 William J. Ballou
                                                 Assistant Secretary

                                            STEIN ROE INVESTMENT COUNSEL LLC

                                            By:  ___________________________
     Name:
                                                   Title:
                           SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT, dated this 1st day of November, 2001, by and between STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation (the "Adviser") and STEIN ROE INVESTMENT COUNSEL LLC, a Delaware limited liability company (the "Sub-Adviser").

                                   WITNESSETH:

         WHEREAS, the Adviser provides Liberty Tax-Managed Growth Fund II (the "Fund"), a series of Liberty Funds Trust I (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions of an investment advisory agreement dated November 1, 2001 (the "Agreement") between the Adviser and the Trust, on behalf of the Fund; and

         WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         1. Duties of the Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of the assets of the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement") as provided by the Adviser to the Sub-Adviser and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

     Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

         2. Certain Information to the Sub-Adviser. Copies of the Prospectus, the Statement, and the Trust's Declaration of Trust have been or will be delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus, the Statement, and the Trust's Declaration of Trust. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto. The Sub-Adviser will be entitled to rely on all documents furnished to it by the Adviser.

         3. Execution of Certain Documents. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

         4. Reports. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise reasonably requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may reasonably request from time to time.

         5. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser a monthly fee, payable within 10 business days after the last day of each month, composed of a basic fee and a performance adjustment. The basic fee shall be calculated at the end of each month by applying one-twelfth of the basic fee rate (0.20%) to the average of the net assets of the Fund (computed in the manner set forth in the Prospectus or Statement) determined as of the close of business on each business day throughout the month. The performance adjustment shall be determined by multiplying the basic fee by the performance adjustment rates set forth below. The resulting calculation is the total monthly fee paid by the Adviser to the Sub-Adviser. The performance adjustment rate shall be readjusted at the end of each calendar quarter based on the Fund's ranking in Morningstar, Inc.'s Large Blend category for domestic equity funds. The rates applicable to each ranking are as follows:

---------------------------------------------- --------------------------------
Morningstar Ranking                            Performance Adjustment Date
---------------------------------------------- --------------------------------
---------------------------------------------- --------------------------------
Quartile 1                                             1.25
---------------------------------------------- --------------------------------
---------------------------------------------- --------------------------------
Quartile 2                                             1.00
---------------------------------------------- --------------------------------
---------------------------------------------- --------------------------------
Below Median                                           0.75
--------------------------------------------- ---------------------------------

For the calendar quarter beginning October 1, 2001, and for each calendar quarter thereafter until April 1, 2003, the performance adjustment rate shall be the rate applicable to the Fund's Morningstar ranking for the period beginning with the commencement of the Fund's operations and ending on the last day of the prior calendar quarter. For the calendar quarter beginning April 1, 2003, and for each calendar quarter thereafter, the performance adjustment rate shall be the rate applicable to the Fund's Morningstar ranking for the three-year period ending on the last day of the most recent calendar quarter. In the event this Agreement is terminated during any month, the basic fee rate and performance adjustment rate shall be applied to net assets averaged over that month ending on the last business day on which this Agreement is in effect. Notwithstanding the above, the annual compensation payable to the Sub-Adviser under this Agreement and the Sub-Advisory Agreement between the parties, dated November 1, 2001, with respect to Liberty Tax-Managed Growth Fund (collectively, the "Sub-Advisory Agreements") shall not be less than $350,000 in the aggregate. If the compensation paid to the Sub-Adviser under the Sub-Advisory Agreements for any calendar year is less than $350,000 in the aggregate, the Adviser, as soon as practicable after the end of the year, shall pay the Sub-Adviser the difference between $350,000 and the amount the Adviser has paid the Sub-Adviser under the Sub-Advisory Agreements for that year. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser.

     6. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

         7. Covenants of the Sub-Adviser. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the Fund's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement as provided by the Adviser to the Sub-Adviser relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

         8. Representations, Warranties and Additional Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

         (a) It: (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act") and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

         (b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request.

     (c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

         (d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

         9. Representation of the Adviser. The Adviser represents that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Adviser has been duly authorized; and (iii) it will act in conformity with the Advisers Act.

     10. Non-Exclusivity. The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands the Sub-Adviser may give advice and take action with respect to any of its other clients for its own account which may differ from the timing or nature of action taken by the Sub-Adviser, with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

         11. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

         12. Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until July 31, 2003 and from year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Adviser on ninety days' written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

         13. Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.
              ----------------------------

         14. Certain Definitions. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities," "assignment," "control," "affiliated persons" and "interested person," when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

         15. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Adviser or Sub-Adviser pursuant to Sections 8 and 9 hereof shall survive for the duration of this Agreement and the representing party shall immediately notify, but in no event later than five (5) business days, the other party in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         16. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

                                            STEIN ROE & FARNHAM INCORPORATED

                                            By:  ___________________________
     William J. Ballou
     Assistant Secretary

                                            STEIN ROE INVESTMENT COUNSEL LLC

                                            By:  ___________________________
     Name:
                                                   Title:



77Q Exhbits - Accountants Report on Internal Control

[Ernst & Young logo]
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Trustees
of Liberty Funds Trust I

In planning and performing our audit of the financial statements of Liberty Tax-Managed Growth Fund II and Liberty Tax Managed Aggressive Growth Fund (collectively, the "Funds") (two of the series constituting Liberty Funds Trust I [the "Trust"]), for the year ended October 31, 2001, we considered the Funds' internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Trust is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control. Generally, controls that are relevant to an audit pertain to the Trust's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principle generally accepted in the United States. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in any internal control, misstatements due to errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions, or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of October 31, 2001.

This report is intended solely for the information and use of the Broad of Trustees and management of Liberty Funds Trust I and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


[GRAPHIC OMITTED]
Boston, Massachusetts
December 12, 2001